SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 13, 2002

Date of Report (Date of Earliest Event Reported)

Schering-Plough Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Galloping Hill Road Kenilworth, NJ 07033
(Address of principal executive offices, including Zip Code)
(908) 298-4000
(Registrant's telephone number, including area code)

Item 7(c) - Exhibits. The following exhibits are included in this 8-K:

99.1	Certificate of Chairman of the Board, Chief Executive Officer and President, Richard Jay Kogan, pursuant to Commission Order No. 4-460
99.2	Certificate of Executive Vice President and Chief Financial Officer, Jack L. Wyszomierski, pursuant to Commission Order No. 4-460
99.3	Certificate of Chairman of the Board, Chief Executive Officer and President, Richard Jay Kogan, pursuant to the Sarbanes-Oxley Act of 2002
99.4	Certificate of Executive Vice President and Chief Financial Officer, Jack L. Wyszomierski, pursuant to the Sarbanes-Oxley Act of 2002

Item 9 - Regulation FD Disclosure.

On August 13, 2002, each of the Chairman of the Board, Chief Executive Officer and President, Richard Jay Kogan, and the Executive Vice President and Chief Financial Officer, Jack L. Wyszomierski, submitted to the Securities and Exchange Commission sworn statements certifying previously filed reports pursuant to Commission Order No. 4-460 and certifications of the 10-Q for the second quarter 2002 pursuant to the Sarbanes-Oxley Act of 2002. These statements are filed as exhibits to this 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

Date: August 13, 2002	By: /s/Thomas H. Kelly
Name: Thomas H. Kelly
Title: Vice President and Controller

EXHIBIT INDEX

99.1	Certificate of Chairman of the Board, Chief Executive Officer and President, Richard Jay Kogan, pursuant to Commission Order No. 4-460
99.2	Certificate of Executive Vice President and Chief Financial Officer, Jack L. Wyszomierski, pursuant to Commission Order No. 4-460
99.3	Certificate of Chairman of the Board, Chief Executive Officer and President, Richard Jay Kogan, pursuant to the Sarbanes-Oxley Act of 2002
99.4	Certificate of Executive Vice President and Chief Financial Officer, Jack L. Wyszomierski, pursuant to the Sarbanes-Oxley Act of 2002